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                                                                    EXHIBIT 10.4


                                    AMENDMENT
                                       TO
                            INVESTOR RIGHTS AGREEMENT

         Reference is made to that certain Investor Rights Agreement, dated as of May 26, 2000, by and among eLoyalty Corporation and the persons set forth on the Schedule of Investors attached thereto (the" Agreement").

                  In accordance with the provisions of Section 20 of the Agreement, the undersigned, constituting the holders of at least a majority of the outstanding Registrable Securities (as defined in the Agreement), agree that
Section 5 of the Agreement is hereby amended so that as amended the date specified therein, i.e. February 15, 2001, shall be changed to April 30, 2001.

                  In Witness Whereof, the parties have executed this Amendment to the Agreement as of February 12, 2001.


                                      eLoyalty Corporation

                                      By:____________________
                                      Name:
                                      Title:



TCV IV, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management IV, L.L.C.,
Its: General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Attorney in Fact

TCV IV STRATEGIC PARTNERS, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management IV, L.L.C.,
Its: General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Attorney in Fact

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TCV III (GP)

a Delaware Limited Partnership
By:  Technology Crossover Management III, L.L.C.,
Its:   General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Attorney in Fact

TCV III, L.P.

a Delaware Limited Partnership
By:  Technology Crossover Management III, L.L.C.,
Its:   General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Attorney in Fact

TCV III (Q), L.P.

a Delaware Limited Partnership
By:  Technology Crossover Management III, L.L.C.,
Its:   General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Chief Financial Officer

TCV III STRATEGIC PARTNERS, L.P.

a Delaware Limited Partnership
By:  Technology Crossover Management III, L.L.C.,
Its:   General Partner

By:___________________________________
   Name: Robert C. Bensky
   Title:  Chief Financial Officer